                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                            ------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

        A NATIONAL BANKING ASSOCIATION                           36-0899825
                                                  (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
 ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                     60670-0126
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                              TRENWICK GROUP INC.

        (EXACT NAME OF OBLIGORS AS SPECIFIED IN THEIR TRUST AGREEMENTS)

                   DELAWARE                                      06-1152790
(STATE OR OTHER JURISDICTION OF INCORPORATION     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                OR ORGANIZATION)

                 METRO CENTER
              ONE STATION PLACE
            STAMFORD, CONNECTICUT                                  06902
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                      6.70% SENIOR NOTES DUE APRIL 1, 2003
                        (TITLE OF INDENTURE SECURITIES)

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

ITEM 1.  GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     No such affiliation exists with the trustee.

ITEM 16.  LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1.  A copy of the articles of association of the trustee now in effect.*

     2. A copy of the certificates of authority of the trustee to commence business.*

     3. A copy of the authorization of the trustee to exercise corporate trust powers.*

     4.  A copy of the existing by-laws of the trustee.*

     5.  Not Applicable.

     6.  The consent of the trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not Applicable.

     9.  Not Applicable.

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 30th day of July, 1998.

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          TRUSTEE

                                          BY /S/  STEVEN M. WAGNER

                                            ------------------------------------
                                            STEVEN M. WAGNER
                                            FIRST VICE PRESIDENT
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* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING
  IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF U S WEST CAPITAL FUNDING, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 1998 (REGISTRATION NO. 333-51907-01).

                             EXHIBIT 6 TO FORM T-1

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                                   July 30, 1998

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     In connection with the qualification of an indenture of Trenwick Group Inc. to The First National Bank of Chicago, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          BY: /S/ STEVEN M. WAGNER

                                            ------------------------------------
                                            STEVEN M. WAGNER
                                            FIRST VICE PRESIDENT

                             EXHIBIT 7 TO FORM T-1

Legal Title of Bank:      The First National Bank of Chicago          Call Date: 03/31/98   ST-BK: 17-1630    FFIEC 031
Address:                  One First National Plaza, Ste 0460                                                  Page RC-1
City, State Zip:          Chicago, IL 60670
FDIC Certificate No.:     0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1998

     All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                           DOLLAR AMOUNTS IN
                                                               THOUSANDS              C400
                                                          -------------------   -----------------
                                                  ASSETS
 1.  Cash and balances due from depository institutions                          RCFD
     (from Schedule RC-A):
                                                                                 0081   4,141,168  1.a
     a. Noninterest-bearing balances and currency and
        coin(1).........................................
                                                                                 0071   5,142,787  1.b
     b. Interest-bearing balances(2)....................
 2.  Securities
                                                                                 1754           0  2.a
     a. Held-to-maturity securities(from Schedule RC-B,
        column A).......................................
                                                                                 1773   7,819,811  2.b
     b. Available-for-sale securities (from Schedule
     RC-B, column D)....................................
 3.  Federal funds sold and securities purchased under                           1350   5,619,157  3.
     agreements to resell...............................
 4.  Loans and lease financing receivables:                RCFD
                                                           2122    26,140,376                      4.a
     a. Loans and leases, net of unearned income (from
        Schedule RC-C)..................................
                                                           3123       417,371                      4.b
     b. LESS: Allowance for loan and lease losses.......
                                                          3128..            0                      4.c
     c. LESS: Allocated transfer risk reserve...........
                                                                                 RCFD
     d. Loans and leases, net of unearned income,
     allowance,
                                                                                 2125  25,723,005  4.d
     and RCFD reserve (item 4.a minus 4.b and 4.c.......
 5.  Trading assets (from Schedule RD-D)................                         3545   5,795,159  5.
 6.  Premises and fixed assets (including capitalized                            2145     757,033  6.
     leases)............................................
 7.  Other real estate owned (from Schedule RC-M).......                         2150       6,547  7.
 8.  Investments in unconsolidated subsidiaries and                              2130     135,327  8.
     associated companies (from Schedule RC-M)..........
 9.  Customers' liability to this bank on acceptances                            2155     512,763  9.
     outstanding........................................
10.  Intangible assets (from Schedule RC-M).............                         2143     261,456  10.
11.  Other assets (from Schedule RC-F)..................                         2160   2,223,495  11.
12.  Total assets (sum of items 1 through 11)...........                         2170  58,137,708  12.

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(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:     The First National Bank of Chicago Call Date: 03/31/98
                         ST-BK: 17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0460
Page RC-2
City, State Zip:         Chicago, IL 60670
FDIC Certificate No.:    0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                   DOLLAR AMOUNTS IN
                                                                       THOUSANDS
                                                                   -----------------
LIABILITIES
13.  Deposits:
                                                                                            RCON
     a. In domestic offices (sum of totals of columns A and C
        from Schedule RC-E, part 1)..............................                           2200    21,551,932    13.a
     (1) Noninterest-bearing(1)..................................                           6631     9,361,049    13.a1
     (2) Interest-bearing........................................                           6636    12,190,883    13.a2
                                                                                            RCFN
     b. In foreign offices, Edge and Agreement subsidiaries, and
        IBFs (from Schedule RC-E, part II).......................                           2200    14,511,110    13.b
     (1) Noninterest bearing.....................................                           6631       604,859    13.b1
     (2) Interest-bearing........................................                           6636    13,906,251    13.b2
14.  Federal funds purchased and securities sold under agreements
     to repurchase:..............................................                      RCFD 2800     3.887,022    14
15.  a. Demand notes issued to the U.S. Treasury.................                      RCON 2840        63,092    15.a
     b. Trading Liabilities(from Sechedule RC-D).................                      RCFD 3548     5,918,194    15.b
                                                                                            RCFD
16.  Other borrowed money:
     a. With original maturity of one year or less...............                           2332     3,134,696    16.a
     b. With original maturity of more than one year.............                           A547       381,681    16.b
     c. With original maturity of more than three years..........                           A548       326,551    16.c
17.  Not applicable
18.  Bank's liability on acceptance executed and outstanding.....                           2920       512,763    18.
19.  Subordinated notes and debentures...........................                           3200     2,000,000    19.
20.  Other liabilities (from Schedule RC-G)......................                           2930     1,163,747    20.
21.  Total liabilities (sum of items 13 through 20)..............                           2948    53,450,788    21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus...............                           3838             0    23.
24.  Common stock................................................                           3230       200,858    24.
25.  Surplus (exclude all surplus related to preferred stock)....                           3839     3,107,585    25.
26.  a. Undivided profits and capital reserves...................                           3632     1,359,598    26.a
     b. Net unrealized holding gains (losses) on
        available-for-sale securities............................                           8434        18,975    26.b
27.  Cumulative foreign currency translation adjustments.........                           3284           (96)   27.
28.  Total equity capital (sum of items 23 through 27)...........                           3210     4,686,920    28.
29.  Total liabilities, limited-life preferred stock, and equity
     capital (sum of items 21, 22, and 28).......................                           3300    58,137,708    29.

Memorandum
To be reported only with the March Report of Condition.
              1.       Indicate in the box at the right the number of the statement                               Number
                       below that best describes the most comprehensive level of                                   M.1.
                       auditing work performed for the bank by independent external
                       auditors as of any date during 1996.........................    RCFD 6724             2

               1    =  Independent audit of the bank conducted in
                       accordance with generally accepted auditing
                       standards by a certified public accounting firm
                       which submits a report on the bank
               2    =  Independent audit of the bank's parent holding
                       company conducted in accordance with generally
                       accepted auditing standards by a certified public
                       accounting firm which submits a report on the
                       consolidated holding company (but not on the bank
                       separately)
               3    =  Directors' examination of the bank conducted in
                       accordance with generally accepted auditing
                       standards by a certified public accounting firm (may
                       be required by state chartering authority)
              4.    =  Directors' examination of the bank performed by
                       other external auditors (may be required by state
                       chartering authority)
               5    =  Review of the bank's financial statements by
                       external auditors
               6    =  Compilation of the bank's financial statements by
                       external auditors
               7    =  Other audit procedures (excluding tax preparation
                       work)
               8    =  No external audit work

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(1) Includes total demand deposits and noninterest-bearing time and savings deposits.